                                                                   Exhibit 10.27

                                     [LOGO]

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET
                (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.      BASIC PROVISIONS ("BASIC PROVISIONS").

        1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, January 9, 2001, is made by and between PEGH Investments, LLC ("LESSOR") and New Focus, Inc., a California Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

        1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 5217 Camino Ruiz, Camarillo, located in the County of Ventura, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "PROJECT", if the property is located within a Project) an R&D building of approximately 125,000 square feet with a mezzanine of approximately 20,000 square feet making a total of approximately 145,000 square feet located on approximately 354,817 square feet (8.15 acres) providing for 427 car parking ("PREMISES"). (See also Paragraph 2)

        1.3 TERM: ten (10) years and -0- months ("ORIGINAL TERM") commencing April 15, 2001 ("COMMENCEMENT DATE") and ending April 14, 2011 ("EXPIRATION DATE"). (See also Paragraph 3)

        1.4 EARLY POSSESSION: January 9, 2001 ("EARLY POSSESSION DATE"). (See also Paragraphs 3.2 and 3.3)

        1.5 BASE RENT: $83,500.00 per month ("BASE RENT"), payable on the 15th day of each month commencing April 15, 2001. (See also Paragraph 4)

[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

        1.6 BASE RENT PAID UPON EXECUTION: $83,500.00 as Base Rent for the period April 15 through May 14, 2001.

        1.7 SECURITY DEPOSIT: $83,500.00 ("SECURITY DEPOSIT"). (See also Paragraph 5)

        1.8 AGREED USE: Microelectronics assembly and manufacturing, office, storage and warehouse and other legal related uses. (See also Paragraph 6)

        1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See also Paragraph 8)

        1.10    REAL ESTATE BROKERS: (See also Paragraph 15)

                (a) REPRESENTATION: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes):

[ ] ______________________ represents Lessor exclusively ("LESSOR'S BROKER");

[ ] ______________________ represents Lessee exclusively ("LESSEE'S BROKER"); or

[X] CB Richard Ellis, Inc. represents both Lessor and Lessee ("DUAL AGENCY").

                (b) PAYMENT TO BROKERS: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of ______% of the total Base Rent for the brokerage services rendered by said Broker).

        1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by _______________________________________________________________
_________________________________________ ("GUARANTOR"). (See also Paragraph 37)

        1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda Addendum I, Lessor's Construction Rider, Work Letter Agreement, Rent Adjustments, Option to Extend and Second Addendum to Lease, all of which constitute a part of this Lease.

2.      PREMISES.

        2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

        2.2 CONDITION. Except for the construction obligation of Lessor specified in Lessor's Construction Rider, Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date. The Commencement Date is also referred to herein as the "Start Date".

        2.3 COMPLIANCE. Lessor warrants that the improvements on the Premises comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within twelve (12) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the

Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Lessor and Lessee shall allocate the cost of such work as follows:

               (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

               (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure or that it elects to exercise a renewal option pursuant to the Option(s) to Extend. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor.

               (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

        2.4 ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.      TERM.

        3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including, but not limited to, the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

        3.3 DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee.

        3.4 LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.      RENT.

        4.1. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("RENT").

        4.2 PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.      USE.

        6.1 USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five
(5) business days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in use.

        6.2     HAZARDOUS SUBSTANCES.

                (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

               (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

               (c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

               (d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE BOTH PARTIES FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY BOTH PARTIES IN WRITING AT THE TIME OF SUCH AGREEMENT.

               (e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

               (f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee's use (including "Alterations", as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.

        6.3 LESSEE'S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor's engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

        6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless physical materials involving contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination.

7.      MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND
        ALTERATIONS.

        7.1     LESSEE'S OBLIGATIONS.

                (a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

               (b) SERVICE CONTRACTS. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor. Lessee may use qualified "in-house" personnel in lieu of third party contracts, subject to Lessor's prior reasonable approval.

               (c) REPLACEMENT. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to GAAP for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

        7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of the Second Addendum to Lease Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

        7.3     UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

               (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 per event of improvement.

               (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits,
(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

               (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

        7.4     OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

               (a) OWNERSHIP. Subject to Lessor's right to require removal and subject to the Second Addendum as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee (including, without limitation, the "Improvements" as defined in the Work Letter Agreement), but considered a part of the Premises. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

               (b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, subject to the Second Addendum, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

               (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.      INSURANCE; INDEMNITY.

        8.1 PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within thirty (30) days following receipt of an invoice.

        8.2     LIABILITY INSURANCE.

                (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "ADDITIONAL INSURED -- MANAGERS OR LESSORS OF PREMISES ENDORSEMENT" and contain the "AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT" for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3     PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

                (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground lessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

                (b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

                (c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

        8.4     LESSEE'S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

                (a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $10,000.00 per occurrence. The proceeds from any such insurance shall be used by Lessee at Lessee's option for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

                (b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

                (c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

        8.5 INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

        8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

        8.7 INDEMNITY. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the negligence, willful misconduct or breach of the Lease by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

                (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

                (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

                (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 PARTIAL DAMAGE -- INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

        9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

        9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds four
(4) month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and
(b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

        9.6     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

                (b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "COMMENCE" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

        9.7 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

        9.8 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.     REAL PROPERTY TAXES.

        10.1 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises.

        10.2

                (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

                (b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest.

        10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

        10.4 PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12.     ASSIGNMENT AND SUBLETTING.

        12.1    LESSOR'S CONSENT REQUIRED.

                (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "ASSIGN OR ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

                (c) "NET WORTH OF LESSEE" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

                (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent.

                (e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

        12.2    TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

                (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

                (c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

                (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

                (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000, as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

                (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

        12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

                (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

                (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

                (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.     DEFAULT; BREACH; REMEDIES.

        13.1 DEFAULT; BREACH. A "DEFAULT" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "BREACH" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

                (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

                (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) business days following written notice to Lessee.

                (c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements (or, if compliance cannot reasonably be achieved within such ten (10) day period, that Lessee is diligently pursuing such compliance), (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

                (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors;
(ii) becoming a "DEBTOR" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

                (f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

                (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within the time periods set forth above (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.


                (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to five percent (5%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

        13.6    BREACH BY LESSOR.

                (a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                (b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "CONDEMNATION"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more than twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after

Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.     BROKERS' FEE.

        15.1 ADDITIONAL COMMISSION. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located,
(c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

        15.2 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker.

        15.3 REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     ESTOPPEL CERTIFICATES.

                (a) Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "ESTOPPEL CERTIFICATE" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

                (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

                (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. DEFINITION OF LESSOR. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, and the written assumption by Transferree of Lessor's obligations hereunder, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.     NOTICES.

                23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

                23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given when actually received. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given one (1) business day after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by the other party of the Default or Breach of any term, covenant or condition hereof by either party, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

        30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "NON-DISTURBANCE AGREEMENT") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

        30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "FOR SALE" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "FOR LEASE" signs. Lessee may at any time place on or about the Premises any ordinary "FOR SUBLEASE" sign.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, (not to exceed $1,000.00 per request for consent) shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

38. QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.     OPTIONS.

        39.1 DEFINITION. "OPTION" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

        39.4    EFFECT OF DEFAULT ON OPTIONS.

                (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee or increase Lessee's obligations hereunder. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [ ] IS [ ] IS NOT attached to this Lease.


LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

________________________________________________________________________________

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.   SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.
________________________________________________________________________________

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:_________________________  Executed at:___________________________

on:__________________________________  on:____________________________________

By LESSOR:                             By LESSEE:

PEGH Investments, LLC                  New Focus, Inc., a California Corporation

By: /s/ DENNIS DUPIUS                  By: /s/ WILLIAM L. POTTS, JR.
    ---------------------------------      -----------------------------------

Name Printed: Dennis Dupius            Name Printed: William L. Potts, Jr.
Title: Secretary                       Title: CFO

By:__________________________________  By:____________________________________

Name Printed: c/o Triliad              Name Printed:__________________________
                  Development, Inc.

Title:_______________________________  Title:_________________________________

Address: 270 Conejo Ridge, Suite 200,  Address: 4000 Via Pescador,
         Thousand Oaks, CA 91361                Camarillo, CA 93010

Telephone: (805) 379-9800              Telephone: (805) 445-9888

Facsimile: (805) 379-9560              Facsimile: (805) 987-6990

Federal ID No._______________________  Federal ID No._________________________

NOTE: These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616

                                    ADDENDUM

ADDENDUM TO THAT STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET DATED JANUARY 9, 2001 BY AND BETWEEN PEGH INVESTMENTS, LLC AS LESSOR AND NEW FOCUS, INC., A CALIFORNIA CORPORATION AS LESSEE FOR THAT PROPERTY COMMONLY KNOWN AS 5217 CAMINO RUIZ, CAMARILLO, CALIFORNIA.

PREMISES

2.6     RIGHT OF FIRST OFFER-BUILDING PURCHASE:

        In the event that Lessor intends to sell the building, Lessee shall have a Right of First Offer to Purchase the building at the price and terms Lessor is willing to accept from a third party.

        If Lessor wishes to sell the Premises during the Term, it shall give written notice to Lessee of the price and relevant terms that Lessor will accept for the Premises. Lessee shall have ten (10) business days to give Lessor written notice that it accepts such price and terms, and such notice shall constitute unequivocal acceptance of all terms and conditions in Lessor's notice. Failure to give such notice shall constitute a rejection of the terms in Lessor's notice and a waiver of any right to purchase the Premises, subject to the following paragraph.

        If Lessee does not elect to purchase the Premises pursuant to the preceding paragraph, Lessor may, for a period of six (6) months, enter into a written agreement to sell the Premises on terms and conditions not materially less favorable to Lessor than those in Lessor's notice to Lessee. If it does not enter into such an agreement, and thereafter sell the Premises in accordance therewith, then it shall not subsequently offer the Premises for sale without again giving Lessee notice as set forth in the previous paragraph.

4.3     ADDITIONAL RENT:

        Charges for real estate taxes and insurance will be dependent upon the improvements Lessee places in the Building as determined by the Ventura County Assessor's Office. Common area fees are limited to quarterly dues payable to the Mission Oaks Business Park Owner's Association. These fees amount to approximately $1,800.00 annually. A management fee of 1.5% (See LOI-Lessor is not providing services) of the monthly rent will be charged by Lessor. All services and other charges payable by Lessee would be billed to Lessee at their actual cost.

7.3(b)  ADDITIONAL PARKING:
        SITE DESCRIPTION:

        Basic Site:          306,824 sq. ft. 284 parking
        Expanded Site:       354,817 sq. ft. 427 parking
        Thus, approximately 47,993 sq. ft. will need to be improved.

        Lessee, at Lessee's sole cost, shall be responsible for the cost of improving the additional parking area at the time this additional parking is needed.

7.3(e)  TENANT IMPROVEMENTS:

        In order to maintain warranties and insure the structural integrity of the building, Lessee must use the following contractors and engineers designated by Lessor:

        Roof Contractor:
        Arc Roofing
        Mr. Alfred Ruiz
        1523 West 3rd
        Los Angeles, CA 90007
        (323)467-3003

        Roof Inspector:
        CRC
        Mr. Duane Bouton
        1805 E. Dyer Road, Suite K
        Santa Ana, CA 92705
        (949)261-5650

        Fire Sprinkler Design/Build Contractor:
        Guardian Fire Protection
        Mr. Ron Burke
        1424 South Allec Street
        Anaheim, CA 92805
        (714)776-6395

        Structural Engineer:
        KSP
        Mr. Kevin Shakerim
        18006 Skypark Circle, Suite 200
        Irvine, CA 92614
        (949)851-8385

        All rooftop equipment must be fully screened to top of equipment, not line of sight, as per Camarillo standards. All rooftop equipment, openings and/or penetrations shall be per Lessor's standard details and specifications. Lessee shall submit names, qualification copies of professional licenses, and copies of insurance certificates for errors and omissions, liability, and workman's comp. to Lessor for any consultant or contractor selected by Lessee for review and approval by Lessor, which will not be unreasonably withheld. Lessee will provide Lessor a complete set of construction documents and specifications for review and approval, along with a copy of the City of Camarillo building permit prior to the start of any construction. Lessee will be responsible for the payment of $40,000 to Triliad Development, Inc. for coordination, review and field visits for the Tenant Improvements installed by others. Such sum shall be paid on the Commencement Date. The provisions of the attached Work Letter Agreement shall also apply to any work done by Lessee.

10.5    REAL PROPERTY TAX INCREASE:

        Notwithstanding the terms and conditions of the Lease, Lessee will not be responsible for the payment of Real Property Tax increase(s) resulting from a re-assessment of the Property due to a sale or a transfer of title of the Property for the first five (5) years of the Lease.

34.1    SIGNAGE:

        Building or monument sign shall be allowed subject to Mission Oaks Business Park Association design criteria and City of Camarillo sign criteria.

HAZARDOUS MATERIALS:

Lessor agrees to disclose to Lessee any and all information which Lessor has regarding present and future zoning and environmental matters affecting the Property and regarding the condition of the Property including, but not limited to, structural, mechanical and soils conditions, the presence and location of asbestos, PCB transformers, other toxic, hazardous or contaminated substances, and underground storage tanks, in, on, or about the Property.

ADA:

Lessee acknowledges that it has examined the relevant provisions of the Americans With Disabilities Act (the ADA), a Federal law codified at 42 USC
Section 12101 et seq. and satisfied itself with respect to the ADA's impact on the Premises and Lessee's planned development thereof.

        /s/                                 /s/
        ------                              ------
        LESSOR                              LESSEE

                           LESSOR'S CONSTRUCTION RIDER

        This Lessor's Construction Rider ("Rider") shall further supplement the Lease between PEGH Investments, LLC ("Lessor") and New Focus, Inc., a California Corporation ("Lessee")

        Lessor agrees to install in the Premises an unimproved mezzanine level ("Mezzanine") consisting of 20,000 square feet, on the terms and conditions set forth herein. THE LOCATION OF THE MEZZANINE AND THE BASIC SPECIFICATIONS THEREOF ARE SHOWN ON SCHEDULE 1.

        1. Lessor shall complete construction of the Mezzanine as expeditiously as reasonably possible, without any requirement for paying overtime or otherwise spending additional funds to expedite the construction schedule. Lessee hereby grants Lessor and its agents a license to enter the Premises as necessary to perform the construction.

        2. Lessor shall prepare all designs and plans, and construct the Mezzanine at Lessor's sole cost and expense. LESSOR SHALL CONSULT WITH LESSEE AT ALL STAGES OF DESIGN AND CONSTRUCTION.

        3. Lessor shall indemnify Lessee and hold it harmless from and against any claim arising from the construction of the Mezzanine. IF THE MEZZANINE IS NOT COMPLETED BY THE COMMENCEMENT DATE BECAUSE OF LESSOR DELAY (AS DEFINED IN PARAGRAPH 6 OF THE WORK LETTER AGREEMENT), THE BASE RENT SHALL BE EQUITABLY ABATED UNTIL COMPLETION. IF LESSEE IS PREVENTED FROM USING ANY OTHER PORTION OF PREMISES BECAUSE OF SUCH LESSOR DELAY, THE BASE RENT WILL BE FURTHER EQUITABLY ABATED UNTIL COMPLETION.



New Focus, Inc.                         PEGH Investments, LLC
a California corporation                a California limited liability company

By: /s/ WILLIAM L. POTTS, JR.           By: /s/ DENNIS DUPIUS
   -----------------------------           -------------------------------------
Its: CFO                                Its: Secretary
    ----------------------------            ------------------------------------



                                                                     PLEASE SIGN
                                                                          & DATE

                                   SCHEDULE 1


                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                              WORK LETTER AGREEMENT

        This Work Letter Agreement ("Agreement") is entered into by and between PEGH Investments, LLC ("Lessor") and New Focus, Inc. ("Lessee"). Concurrently with the execution of this Agreement, Lessor and Lessee have entered into a Standard Industrial/Commercial Single-Lessee Lease - Net of even date herewith (the "Lease") covering certain premises (the "Premises") more particularly described in Section 1.2 of the Lease.

        1.      Base Building

               Except as otherwise provided herein, Lessor and Lessee acknowledge that this Agreement relates only to construction work by Lessee in the Premises. The parties acknowledge that, SUBJECT TO THE TERM OF THE LEASE, the Premises are currently vacant, and will be delivered in an "as is" condition; any leasehold improvements required by Lessee will be constructed by Lessee, according to the terms hereof. Any demolition work required by Lessee in connection with the construction of the Improvements (as hereinafter defined) shall be Lessee's responsibility. All existing improvements (if any, including any building systems located within the Premises) shall be provided to Lessee as part of the Premises.

        2.      Plans and Specifications

               (a) Lessee's Design Professionals. Prior to commencement of design, Lessee shall submit to Lessor for approval the names of the architects and design professionals which Lessee intends to use for preparing the necessary plans and specifications, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Lessee shall be required to utilize the services of mechanical, electrical, plumbing, roof, fire sprinkler, and structural engineers designated by Lessor and reasonably acceptable to Lessee, provided such engineers are competitively priced. The cost of Lessee's architects, engineers and design professionals shall be borne solely by Lessee.

               (b) Space Plan. Lessee shall submit to Lessor for approval as set forth herein a detailed space plan ("Space Plan") for the Premises prepared by Lessee's architects and consultants, which shall include without limitation, the location of doors, partitions, electrical and telephone outlets, plumbing fixtures, heavy floor loads and other special requirements. Within ten (10) business days after receipt by Lessor of the Space Plan, Lessor (i) shall give its written approval with respect thereto, or (ii) shall notify Lessee in writing of its disapproval and state with specificity the grounds for such disapproval and the revisions or modifications necessary in order for Lessor to give its approval. Within five (5) business days following receipt by Lessor of such revisions or modifications, Lessor shall give its written approval with respect thereto or shall request other revisions or modifications therein (but relating only to the extent Lessee has failed to comply with Lessor's earlier reasonable requests). The preceding sentence shall be implemented repeatedly until Lessor gives its approval to Lessee's Space Plan.


                (c) Plans. Based on the approved Space Plan, Lessee shall cause its architects and engineers to prepare and submit to Lessor for approval detailed plans, specifications and working drawings ("Plans") for the construction of Lessee's leasehold improvements to the Premises ("Improvements"). As used herein, the term "Improvements" shall include all work to be done in the Premises pursuant to the Plans, including, but not limited to: demolition work, partitioning, doors, ceiling, floor coverings, wall finishes (including paint and wallcovering), window coverings, electrical (including lighting, switching, telephones, outlets, computer and special electrical equipment), plumbing (including the installation of any bathrooms within the Premises), heating, ventilating and air conditioning, fire protection, hardware in compliance with current handicap requirements, cabinets and other millwork, and any exterior signage. Within ten (10) business days after receipt by Lessor of the Plans, Lessor (i) shall give its written approval with respect thereto, or (ii) shall notify

Lessee in writing of its disapproval and state with specificity the grounds for such disapproval and the revisions or modifications necessary in order for Lessor to gives its APPROVAL BASED ON THE CRITERIA SET FORTH IN PARAGRAPH 3 BELOW. Within three (3) business days following receipt by Lessor of such revisions or modifications, Lessor shall give its written approval with respect thereto or shall request other revisions or modifications therein (but relating only to the extent Lessee has failed to comply with Lessor's earlier reasonable requests). The preceding sentence shall be implemented repeatedly until Lessor gives its approval to Lessee's Plans. After approval of the Plans by Lessor, no further changes to the Plans shall be made without the prior written approval of Lessor.

               (d) Code Compliance. Lessee acknowledges that Lessor's review and approval of the Plans is not conducted for the purpose of determining the accuracy, engineering, and/or design completeness of the Plans, their compliance with applicable codes and governmental regulations or their sufficiency for purposes of obtaining a building permit, all of which shall remain the responsibility of Lessee and Lessee's design professionals.

        3.      Grounds for Disapproval

        Lessor shall not be required to approve any item of the Space Plan or the Plans that: (a) do not conform to applicable governmental regulations or are disapproved by any governmental agency; (b) materially affect the structure of the Premises; (c) overload or otherwise compromise the roof, building structure, or floors; or (d) are, in Lessor's reasonable opinion, of a nature or quality that are inconsistent with the character and nature of space in a comparable building.

        4.      Improvement Cost and Allowance

               (a) Selection of Contractor. Lessee shall submit to Lessor for approval the names of Lessee's general contractor ("Contractor") and any subcontractors intended to be used, which approval shall not be withheld unreasonably. Lessee shall be required to utilize the Lessor's roof and fire sprinkler contractors, PROVIDED SUCH CONTRACTORS ARE COST-COMPETITIVE. The construction contract with the Contractor ("Construction Contract") shall provide for not less than 10% retainage, customary owner protection regarding the submission of unconditional lien release waivers from subcontractors and suppliers prior to payment and the expiration of the applicable mechanics' lien period prior to final payment, and sufficient time periods for review of payment applications to permit the review by Lessee and Lessor specified above. Lessee shall also designate a construction representative who shall be authorized to give and receive instructions and approvals on behalf of Lessee.

               (b) Cost Breakdown. Promptly upon selection of the Contractor, Lessee shall provide Lessor with a breakdown of the estimated total cost of the Improvements ("Cost Breakdown"), including, without limitation: construction cost of the Improvements; architectural and engineering fees relating to the preparation and Lessor's review of the Space Plan and the Plans (Lessor's cost shall be limited to Lessor's out-of-pocket costs payable to a third-party architect to review the Space Plan and Plans not to exceed $1,000); governmental agency plan check, permit and other fees; sales and use taxes; testing and inspection costs; and construction fees (including the Contractor's overhead and supervision fees and the construction supervisory fee referred to in Paragraph 6(c) hereof). Lessee shall furnish to Lessor a copy of the Construction Contract and, upon Lessor's request, copies of any subcontracts, purchase orders or other documentary evidence in support of the Cost Breakdown.

               (c) Payment of Contractor. Upon receipt of an application for a progress payment from the Contractor, Lessee's architect shall promptly review and certify the amounts due the Contractor. Lessee shall pay the Contractor all amounts due the Contractor, in accordance with the provisions of the Construction Contract. Lessee shall require the Contractor to provide Lessor with the proper mechanics lien releases at the time of invoicing with such releases conditioned upon payment and worded in the manner provided for conditional releases under California law. Should there be any liens on the Premises as a result of Lessee's Improvements, Lessor shall give written notice thereof to Lessee and thereafter Lessee shall bear the costs to remove such liens by bonding or otherwise.

               (d) Change in Plans. In the event that Lessee requests a change in the Plans subsequent to approval of the Plans, Lessor shall approve or disapprove such change within three (3) business days of written notice. Lessor shall have the right to decline Lessee's request for a change in the approved Plans if the change is inconsistent with Paragraphs 3 above.

        5.      Construction of Improvements

               (a) Construction. Upon approval of the Plans and submission of the Cost Breakdown, Lessee shall instruct the Contractor to secure a building permit and commence construction. Lessee shall use all commercially reasonable efforts to complete construction of the Improvements as soon as possible.

               (b) Insurance. Lessee shall cause the Contractor to secure and maintain, at Lessee's or the Contractor's expense, the following insurance coverages in forms satisfactory to the Lessor and with insurance companies having a minimum Best's rating of A: VII:

                      (i) Workers' compensation and Employers' Liability Insurance as required by the laws of the State of California affording thirty
(30) days notice of cancellation to Lessor.

                      (ii) Commercial General Liability insurance in the amount of Two Million Dollars ($2,000,000) combined single limit for bodily injury and/or property damage liability including: an endorsement naming Lessor as additional insured; an endorsement affording thirty (30) days notice to Lessor in the event of cancellation or material reduction in coverage; and an endorsement providing that such insurance as is afforded under the Contractor's policy is primary insurance as respects Lessor and that any other insurance maintained by Lessor is excess and non-contributing with the insurance required hereunder.

               (c) Indemnity. Lessee agrees to indemnify Lessor with respect to claims arising out of the operations conducted by the Contractor pursuant to the indemnification provisions set forth in the Lease. Lessee shall keep the Premises and the Project free from any mechanics' liens, vendors' liens or other liens arising out of the work performed, materials furnished or obligations incurred by Lessee hereunder, and agrees to defend, indemnify and hold harmless Lessor from and against any such liens or actions thereon, together with costs of suit and attorneys' fees.

               (d) Compliance with Law. The Improvements shall be done in conformity both with all applicable codes and regulations of governmental authorities having jurisdiction over the Premises and valid building permits and other authorizations from appropriate governmental agencies when required. Notwithstanding any failure to Lessor to object to any of the Improvements, Lessor shall have no responsibility for code compliance or faulty work in respect solely to the Improvements.

               (e) Building Entry. Lessee and Lessee's contractors shall abide by all applicable safety and construction rules and regulations. Entry by Lessee's contractors shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease except the covenant to pay rent. All Lessee's materials, work, installations and decorations of any nature brought upon or installed in the Premises shall be at Lessee's risk, and neither Lessor nor any party acting on Lessor's behalf shall be responsible for any damage thereto or loss or destruction thereof.

               (f) Reimbursement. Lessee shall reimburse Lessor for any extra, out-of-pocket expense reasonably incurred by Lessor by reason of faulty work done by Lessee or its contractors, or by reason of cleanup which fails to comply with Lessor's rules and regulations, which are not promptly remedied by Lessee after reasonable notice by Lessor.

               (g) Signs. Lessee's contractors shall not post any signs other than those required by law in connection with the construction on any part of the Project or Premises.

        6.      Commencement Date

        Lessee's obligation to pay rent under the Lease shall commence upon the Commencement Date as defined in Paragraph 1.3 of the Lease, and no delay in construction, regardless of cause, shall delay the Commencement Date EXCEPT DELAYS CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, BREACH OF THIS LEASE BY LESSOR, OR LESSOR'S FAILURE TO RESPOND WITHIN THE TIME FRAMES REQUIRED IN THIS WORK LETTER AGREEMENT ("LESSOR DELAY"). THE COMMENCEMENT DATE SHALL BE DELAYED ONE (1) DAY FOR EACH DAY OF LESSOR DELAY.

        7.      Incorporation

        This Agreement is and shall be incorporated by reference in the Lease, and all of the terms and conditions of the Lease are and shall be incorporated herein by this reference. In the event of a conflict between the Lease and this Agreement, the terms of this Agreement shall control.

        IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first above written.


          "LESSEE"                                  "LESSOR"

New Focus, Inc.,                          PEGH Investments, LLC,
a California corporation                  a California limited liability company


By: /s/ WILLIAM L. POTTS, JR.             By: /s/ DENNIS DUPIUS
   --------------------------------          -----------------------------------
Its: CFO                                  Its: Secretary
    -------------------------------           ----------------------------------

                               RENT ADJUSTMENT(S)
                            STANDARD LEASE ADDENDUM


       DATED January 9, 2001

       BY AND BETWEEN (LESSOR) PEGH Investments, LLC

                      (LESSEE) New Focus, Inc., a California Corporation

       ADDRESS OF PREMISES: 5217 Camino Ruiz, Camarillo, CA

Paragraph ___

A.   RENT ADJUSTMENTS:
     The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[X]  I.   COST OF LIVING ADJUSTMENT(S) (COLA)

          a.   On (Fill in COLA Dates): May, 1, 2002, 2003, 2004, 2005, 2006,
2007, 2008, 2009, 2010 the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [X] CPI U (All Urban Consumers), for (Fill in Urban Area): Los Angeles - Riverside - Orange County. All items (1982-1984 = 100), herein referred to as "CPI".

          b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month"): $83,500.00. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment. There shall be a minimum of three percent (3%) and a maximum of six percent (6%) per annum.

          c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[ ]  II.  MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

          a.   On (Fill in MRV Adjustment Date(s): ___________________________
______________________________________________________________________________
the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

               1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

                    (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

                    (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                         (i)  Within fifteen days thereafter, Lessor and Lessee
shall each select an [ ] appraiser or [ ] broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                         (ii) The Three arbitrators shall within thirty days of
the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessors' or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                         (iii) If either of the Parties fails to appoint an
arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                         (iv)  The entire cost of such arbitration shall be
paid by the party whose submitted MRV is not selected, ie, the one that is NOT closest to the actual MRV.

               2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.



                                RENT ADJUSTMENTS

            b.    Upon the establishment of each New Market Rental Value:

                  1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

                  2) the first month of each Market Rental Value term shall become the new 'Base Month' for the purpose of calculating any further Adjustments.

[ ]   III.  FIXED RENTAL ADJUSTMENT(S) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

      On (Fill in FRA Adjustment Date(s)):      The New Base Rent shall be:

      _____________________________________     $____________________________________

      _____________________________________     $____________________________________

      _____________________________________     $____________________________________

      _____________________________________     $____________________________________

B.    NOTICE:

      Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.    BROKER'S FEE:

      The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

                                RENT ADJUSTMENTS

                                     [LOGO]
                              OPTION(S) TO EXTEND
                            STANDARD LEASE ADDENDUM

          DATED January 9, 2001

          BY AND BETWEEN (LESSOR) PEGH Investments, LLC

                         (LESSEE) New Focus, Inc., a California Corporation

          ADDRESS OF PREMISES: 5217 Camino Ruiz, Camarillo, CA

Paragraph _____

A. OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for two (2) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

          (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

          (ii) The provisions of paragraph 39, including those relating to LESSEE'S DEFAULT set forth in paragraph 39.4 of this LEASE, are conditions of this Option.

          (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.


          (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:
(Check Method(s) to be Used and Fill in Appropriately)

[X]  I.   COST OF LIVING ADJUSTMENT(S) (COLA)

     a.   On (Fill in COLA Dates): May 1, 2012, 2013, 2014, 2015, and May 1,
2017, 2018, 2019, 2020 the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [X] CPI U (All Urban Consumers), for (Fill in Urban Area):
Los Angeles - Riverside - Orange County
All Items (1982-1984=100), herein referred to as "CPI".

     b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month"): TBD. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

     c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[X]  II.  MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

     a. On (Fill in MRV Adjustment Date(s)) May 1, 2011 and May 1, 2016 the Base Rent shall be adjusted to the ""Market Rental Value"" of the property as follows:

          1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

               (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

               (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                  (i) Within fifteen days thereafter, Lessor and Lessee shall each select an [ ] appraiser or [ ] broker ("Consultant" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                 (ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                (iii) If either of the Parties fails to appoint an arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

                 (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie, the one that is NOT the closest to the actual MRV.

            2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

      b.    Upon the establishment of each New Market Rental Value:

            1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

            2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

[ ] III.    Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

    On (Fill in FRA Adjustment Date(s)):        The New Base Rent shall be:

    ____________________________________        $______________________________

    ____________________________________        $______________________________

    ____________________________________        $______________________________

    ____________________________________        $______________________________


B.    NOTICE:

      Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C.    BROKER'S FEE:

      The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.

                            SECOND ADDENDUM TO LEASE


      THIS SECOND ADDENDUM TO LEASE (this "Second Addendum") is made by and between PEGH INVESTMENTS, LLC, a limited liability company ("Lessor"), and NEW FOCUS, INC., a California corporation ("Lessee"), to be a part of that Lease, Option to Extend, Addendum I, Lessor's Construction Rider and Work Letter Agreement of even date herewith (collectively the "Lease Form") between Lessor and Lessee concerning the real property and improvements (collectively, the "Premises") located at 5217 Camino Ruiz, Camarillo, California. Lessor and Lessee agree that, notwithstanding anything to the contrary in the Lease Form, the Lease Form is hereby modified and supplemented as set forth below.

1. CONDITION OF THE PREMISES: Landlord warrants and represents that as of the Commencement Date TO THE BEST KNOWLEDGE OF THE LANDLORD the Premises (including all structural and non-structural components thereof) will be in good condition and repair and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises and the Building will be in good condition and repair. LANDLORD REPRESENTS THAT THE MEZZANINE SHALL BE CONSTRUCTED IN ACCORDANCE WITH APPLICABLE REQUIREMENTS. Tenant's acceptance of the Premises shall not be deemed a waiver of Tenant's right to have defects in the Mezzanine repaired at Landlord's sole expense. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable. Landlord also hereby assigns to Tenant all warranties with respect to the Premises which would reduce Tenant's maintenance obligations hereunder and shall cooperate with Tenant to enforce all such warranties.

3. HAZARDOUS SUBSTANCES: Notwithstanding anything to the contrary in the Lease Form, Lessor acknowledges and agrees that the Premises will be used for the manufacture of microelectronics and that such use requires the use of Hazardous Substances. Lessor hereby consents to the use of those Hazardous Substances listed on Exhibit 1 to this Second Addendum and any Hazardous Substances used in place of those listed on Exhibit 1 ("Replacement Hazardous Substances") PROVIDED SUCH USE IS IN COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS. Lessee shall provide Lessor a copy of the Hazardous Materials Business Plan ("HMBP") it will submit to the relevant governmental agency for the facility as well as a copy of any updates to the HMBP at the time such updates are submitted. To the best knowledge of Lessor, except as previously disclosed in writing to Lessee, (i) no Hazardous Substances are present on or about the Premises or the soil, surface water or groundwater thereof, (ii) no underground storage tanks or asbestos-containing building materials are present on the Premises and (iii) no action, proceeding or claim is pending or threatened regarding the Premises concerning any Hazardous Substances or pursuant to any law. Lessor has delivered to Lessee all reports and environmental assessments of the Premises conducted at the request of or otherwise available to Lessor. Under no circumstance shall Lessee be liable for, and Lessor shall indemnify, defend with counsel reasonably acceptable to Lessee, protect and hold harmless Lessee, its employees, agents, contractors, stockholders, directors, officers, subtenants, successors, representatives, and assigns from and against, all claims, losses, costs, damages, liabilities, and expenses (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Substances present at any time on or about the Premises or the soil, air, improvements, groundwater or surface water thereof, or the violation of any law relating to any such Hazardous Substance, except to the extent THAT SUCH HAZARDOUS SUBSTANCE WERE PRESENT PRIOR TO LESSEE'S OCCUPANCY TO THE PREMISES. This Section 3 and Section 6.2 of the Lease Form are the SOLE provisions of the Lease pertaining to Hazardous Substances and no other provision shall be deemed to apply thereto.

4. INSPECTION; COMPLIANCE: Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Any such entry by Lessor and Lessor's agents shall comply with all reasonable security measures of Lessee and shall not impair Lessee's operations more than reasonably necessary.

5. MAINTENANCE AND REPAIRS: Lessor shall perform and construct, at Lessor's sole cost and expense, and Lessee shall have no obligation to perform or pay for, any repair, maintenance or improvements (a) necessitated by the acts or omissions of Lessor, or its agents, employees, licensees, invitees or contractors AFTER THE COMMENCEMENT DATE, (b) required as a consequence of any violation of any Applicable Requirements or construction defects in the Premises as of the Commencement Date, (c) for which Lessor has a right of reimbursement from others and (d) to the structural elements of the Premises, the roof structure, exterior walls, load-bearing walls and the Building foundation. Additionally, if any of Lessee's obligations under the Lease (as modified by this Addendum) would require Lessee to pay all or any portion of any charge which would be treated as a capital improvement under generally accepted accounting principles or a "Capital Expenditure" as defined in this Lease, then Lessor shall make such replacement at its sole expense, but the cost thereof shall be amortized and Lessee shall pay Additional Rent on account of such amortization in accordance with the following procedures: the cost of such repair or replacement shall be amortized on a straight line basis over the useful life of such replacement (determined in accordance with generally accepted accounting principles). As Additional Rent, Lessee shall pay an amount equal to such monthly amortization payment for each month after such replacement is completed until the first to occur of (i) the expiration of the term of the Lease, or (ii) the end of the term over which such costs were amortized. The monthly amount of such Additional Rent shall be due at the same time the Base Rent is due.

6. UTILITY INSTALLATIONS AND ALTERATIONS: All Utility Installations, Alterations, Trade Fixtures and personal property installed in the Premises at Lessee's expense (including the "Improvements" as defined in the Work Letter Agreement) (collectively "Lessee's Property") shall at all times remain Lessee's property and Lessee shall be entitled to all depreciation, amortization and other tax benefits with respect thereto. Except for Utility Installations or Alterations which cannot be removed without structural injury to the Premises, at any time Lessee may remove Lessee's Property from the Premises, provided Lessee repairs all damage caused by such removal. If Lessor's consent is required for a Utility Installation or Alteration and Lessor does not notify Lessee in writing of its reasonable disapproval within fifteen (15) days following Lessee's request for approval, then Lessor shall be deemed to have approved the proposed Utility Installation or Alteration. Upon request, Lessor shall advise Lessee in writing whether it will require Lessee to remove any Alterations or Utility Installations from the Premises upon termination of the Lease. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, LESSOR MAY CONDITION ITS APPROVAL OF ANY UTILITY INSTALLATION, ALTERATION OR IMPROVEMENT ON LESSEE'S AGREEMENT TO REMOVE SUCH UTILITY INSTALLATION, ALTERATION OR IMPROVEMENTS AT THE END OF THE TERM. If Lessor fails to make such a requirement a condition to its approval, Lessee shall not be required to remove any Alterations or Utility Installations upon the Expiration Date or sooner termination of the Lease. Lessee shall be entitled to all insurance proceeds and condemnation awards and settlements payable with respect to Lessee's Property. Lessee shall not be required to remove the following Improvements (as defined in the Work Letter Agreement) from the Premises at the end of the Term [NEED TO DETERMINE IF THERE ARE IMPROVEMENTS THAT WILL REMAIN IN THE PREMISES]. Notwithstanding anything to the contrary in the Lease Form, the Lessee shall be permitted to remove all lab benches, clean rooms [NEED ADDITIONAL LIST IF ANY] from the Premises at the end of the Term.

7. SURRENDER: Lessee's obligation to surrender the Premises shall be fulfilled if Lessee surrenders possession of the Premises in the condition existing on the Start Date, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Substances (other than those released or emitted by Lessee, its agents or invitees), and Alterations and Utility Installations which Lessee elects to surrender, all excepted.

8. PROPERTY INSURANCE: In no event shall Lessee have any obligation to pay or reimburse Lessor for any premiums for earthquake insurance to the extent exceeding commercially reasonable rates.

9. WAIVER OF SUBROGATION: The terms of Paragraph 8.6 of the Lease shall be applicable to Lessor and Lessee, notwithstanding anything to the contrary in the Lease Form, and the waiver and release therein shall be applicable to Lessor's and Lessee's respective agents, employees, contractors, successors, assignees and subtenants and shall also apply to any perils actually insured against by either Lessor or Lessee, without regard to the negligence or willful misconduct of the party so released.

11. ASSIGNMENT AND SUBLETTING: Lessee may, without Lessor's prior written consent, sublet any or all of the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Lessee; (ii) a successor corporation related to Lessee by merger, consolidation, nonbankruptcy reorganization, or government action; or
(iii) a purchaser of SUBSTANTIALLY ALL OF THE ASSETS OF NEW FOCUS, INC. THE ORIGINAL LESSEE (the "Permitted Assignees"). Any sale or transfer of Lessee's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises. If Lessor fails to respond to Lessee's request to assign or sublet the Premises within fifteen (15) days following Lessor's receipt of Lessee's request, Lessor shall be deemed to have consented to such assignment or sublet of the Premises.

12. REAL PROPERTY TAXES: Lessee shall only be required to pay to Lessor that amount of any Real Property Taxes based on the installments of principal and interest which would have become due during the Lease Term had Lessor elected to pay the assessment in installments over the longest permitted term. Lessee shall pay the Real Property Taxes applicable to the Premises within (i) twenty (20) days after receipt of billing; or (ii) ten (10) days prior to the delinquency date of such Real Property Taxes, whichever is later.

13. SIGNS: Lessee shall have the right to install the signage described in
Exhibit 2 hereto, subject to the approval of the City of Camarillo.

15. EFFECT OF ADDENDUM: All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Lease Form, unless specifically defined herein. In the event of any inconsistency between this Second Addendum and the Lease Form, the terms of this Second Addendum shall prevail. As used herein, the term Lease shall mean the Lease Form, the Second Addendum and all riders, exhibits, rules and regulations referred to in the Lease Form and this Second Addendum.

16. DELAWARE CORPORATION: Notwithstanding anything to the contrary in the Lease or any documents thereto, New Focus, Inc. is a Delaware Corporation not a California Corporation.

LESSOR:                                LESSEE:
PEGH INVESTMENTS, LLC                  NEW FOCUS, INC.


By: /s/ DENNIS DUPIUS                  By: /s/ WILLIAM L. POTTS. JR
    ------------------------------         -------------------------------------
Printed Name: Dennis Dupius            Printed Name: WILLIAM L. POTTS. JR

Its: Secretary                         Its:  CFO
    ------------------------------         -------------------------------------



                                       3